Contact:	Christie B. Kelly
Title:	Global Chief Financial Officer
Phone:	+1 312 228 2316
JLL Reports Second-Quarter 2014 Adjusted Earnings Per Share of $1.68, Up 46 Percent Over Last Year
Record second-quarter fee revenue of $1.1 billion, up 18 percent

CHICAGO, July 31, 2014 - Jones Lang LaSalle Incorporated (NYSE: JLL) today reported adjusted earnings per share of $1.68 for the second quarter of 2014. Second-quarter fee revenue totaled $1.1 billion, up 18 percent from the second quarter of 2013. All percentage variances are calculated on a local currency basis.

•	Fee revenue reached second-quarter high of $1.1 billion, led by Leasing and Property & Facility Management

•	Margins expanded in all geographic segments while investments for future revenue growth continue

•	LaSalle Investment Management assets under management reached $50.0 billion

•	Standard & Poor's raised JLL's investment-grade rating outlook to positive

Summary Financial Results ($ in millions, except per share data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Revenue	$1,277	$989	$2,315	$1,845
Fee Revenue[1]	$1,086	$908	$1,964	$1,689
Adjusted Net Income[2]	$76	$52	$94	$68
U.S. GAAP Net Income	$72	$46	$88	$59
Adjusted Earnings per Share[2]	$1.68	$1.15	$2.07	$1.50
Earnings per Share	$1.58	$1.03	$1.94	$1.32
Adjusted EBITDA[3]	$132	$102	$184	$150
Adjusted EBITDA, Real Estate Services	$109	$82	$144	$116
Adjusted EBITDA, LaSalle Investment Management	$23	$20	$40	$34
See Financial Statement Notes (1), (2) and (3) following the Financial Statements in this news release

“Our strong performance was driven by record second-quarter revenue and by margin expansion in all three geographic regions,”  said Colin Dyer, JLL President and CEO.  “These excellent results confirm the value of our ongoing investment in our operating platform and position us for continued solid growth,” Dyer added.

JLL Reports Second-Quarter 2014 Results - Page 2

Consolidated Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in LC	Six Months Ended June 30,		% Change in LC
	2014	2013		2014	2013

Real Estate Services (“RES”)
Leasing	$365.2	$297.2	23%	$634.9	$524.7	21%
Capital Markets & Hotels	183.1	159.0	12%	299.4	281.2	4%
Property & Facility Management Fee Revenue[1]	257.2	210.6	22%	504.7	422.9	21%
Property & Facility Management	373.2	257.5	46%	718.3	508.8	44%
Project & Development Services Fee Revenue[1]	102.9	86.1	19%	190.2	163.3	16%
Project & Development Services	178.1	120.3	46%	327.5	234.0	38%
Advisory, Consulting and Other	107.6	94.1	12%	200.8	175.7	12%
Total RES Fee Revenue[1]	$1,016.0	$847.0	19%	$1,830.0	$1,567.8	16%
Total RES Revenue	$1,207.2	$928.1	29%	$2,180.9	$1,724.4	26%

LaSalle Investment Management
Advisory Fees	$60.0	$55.1	6%	$115.8	$111.5	2%
Transaction Fees & Other	4.4	5.2	(15)%	9.0	8.3	11%
Incentive Fees	5.6	1.0	n/m	8.9	1.2	n/m
Total LaSalle Investment Management Revenue	$70.0	$61.3	12%	$133.7	$121.0	9%

Total Firm Fee Revenue[1]	$1,086.0	$908.3	18%	$1,963.7	$1,688.8	16%
Total Firm Revenue	$1,277.2	$989.4	28%	$2,314.6	$1,845.4	25%

n/m - not meaningful

Consolidated Performance Highlights:

•
Consolidated fee revenue was $1.1 billion for the quarter, up 18 percent from 2013. Growth was broad-based, led by Leasing, up 23 percent, and Property & Facility Management, up 22 percent, compared with the second quarter of last year.

•	Consolidated fee-based operating expenses, excluding restructuring and acquisition charges, were $989 million for the quarter, compared with $836 million last year, an increase of 17 percent.

•	LaSalle Investment Management advisory fees grew to $60.0 million in the second quarter, up 6 percent; assets under management reached $50.0 billion.

•
Adjusted operating income margin calculated on a fee revenue basis was 9.0 percent compared with 8.0 percent a year ago. Adjusted EBITDA margin also increased 100 basis points to 12.2 percent in the second quarter. Year-to-date adjusted operating income margin was 6.1 percent compared with 5.7 percent a year ago, and year-to-date adjusted EBITDA margin was 9.4 percent compared with 8.9 percent a year ago.

JLL Reports Second-Quarter 2014 Results - Page 3

Balance Sheet:

•
During the quarter, Standard & Poor’s improved its outlook of the firm’s investment-grade rating to positive from stable. The firm’s rating from Standard & Poor’s is BBB- (outlook: positive) and its rating from Moody’s is Baa2 (outlook: stable).

•	The firm’s total net debt was $672 million at quarter end, a decrease of $162 million from the second quarter last year as the firm’s strong cash generation continues.

•
Net interest expense for the quarter was $7.7 million, down from $9.0 million in 2013. The firm continues to benefit from both lower cost of debt after renewing its bank credit facility in October 2013 and lower average borrowing.

JLL Reports Second-Quarter 2014 Results - Page 4

Business Segment Performance Highlights
Americas Real Estate Services

Americas Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in LC	Six Months Ended June 30,		% Change in LC
	2014	2013		2014	2013

Leasing	$249.6	$197.8	26%	$438.2	$350.1	25%
Capital Markets & Hotels	60.1	53.4	13%	100.3	92.1	9%
Property & Facility Management Fee Revenue[1]	103.6	86.3	21%	209.6	175.7	21%
Property & Facility Management	154.3	110.1	43%	300.3	218.6	41%
Project & Development Services Fee Revenue[1]	51.3	42.3	23%	96.0	80.1	21%
Project & Development Services	52.1	42.7	23%	97.6	80.7	23%
Advisory, Consulting and Other	28.0	27.5	3%	54.8	51.5	7%
Operating Revenue	$492.6	$407.3	22%	$898.9	$749.5	21%

Equity Earnings	1.0	0.1	n/m	1.2	0.3	n/m
Total Segment Fee Revenue[1]	$493.6	$407.4	22%	$900.1	$749.8	21%
Total Segment Revenue	$545.1	$431.6	27%	$992.4	$793.3	26%

n/m - not meaningful

Americas Performance Highlights:

•
Fee revenue for the quarter was $494 million, an increase of 22 percent from 2013. Fee revenue growth was driven by Leasing, up 26 percent, and Property & Facility Management, up 21 percent, compared with the second quarter of last year.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $447 million for the quarter, up 21 percent from last year.

•
Operating income was $47 million for the quarter, compared with $35 million in 2013. Operating income margin calculated on a fee revenue basis was 9.5 percent in the second quarter compared with 8.7 percent a year ago.

•	Adjusted EBITDA was $60 million for the quarter, compared with $47 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 12.2 percent, compared with 11.5 percent in 2013.

JLL Reports Second-Quarter 2014 Results - Page 5

EMEA Real Estate Services

EMEA Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in LC	Six Months Ended June 30,		% Change in LC
	2014	2013		2014	2013

Leasing	$67.6	$60.2	7%	$121.7	$109.1	7%
Capital Markets & Hotels	93.4	63.2	38%	147.8	121.5	14%
Property & Facility Management Fee Revenue[1]	60.3	42.0	35%	112.4	82.5	30%
Property & Facility Management	88.5	46.9	77%	165.1	89.7	75%
Project & Development Services Fee Revenue[1]	34.1	27.6	16%	62.7	51.6	15%
Project & Development Services	92.5	56.2	56%	174.5	112.1	48%
Advisory, Consulting and Other	53.6	41.6	21%	98.4	80.7	15%
Operating Revenue	$309.0	$234.6	24%	$543.0	$445.4	16%

Equity Earnings	0.0	(0.5)	n/m	0.0	(0.5)	n/m
Total Segment Fee Revenue[1]	$309.0	$234.1	24%	$543.0	$444.9	16%
Total Segment Revenue	$395.6	$267.6	39%	$707.5	$512.6	31%

EMEA Performance Highlights:

•
Fee revenue for the quarter was $309 million, an increase of 24 percent from 2013. Fee revenue growth was driven by Capital Markets, up 38 percent, and Property & Facility Management, up 35 percent, compared with the second quarter of last year. Growth in the region was broad-based, led by the UK, Germany, MENA, France, the Netherlands and Belgium.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $284 million for the quarter, up 21 percent from last year.

•
Adjusted operating income, which excludes King Sturge amortization, was $25 million for the quarter, compared with $14 million in 2013. Adjusted operating income margin calculated on a fee revenue basis was 8.2 percent compared with 5.8 percent a year ago.

•	Adjusted EBITDA was $30 million for the quarter, compared with $18 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 9.8 percent, compared with 7.7 percent in 2013.

JLL Reports Second-Quarter 2014 Results - Page 6

Asia Pacific Real Estate Services

Asia Pacific Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in LC	Six Months Ended June 30,		% Change in LC
	2014	2013		2014	2013

Leasing	$48.0	$39.2	27%	$75.0	$65.5	19%
Capital Markets & Hotels	29.6	42.4	(29)%	51.3	67.6	(21)%
Property & Facility Management Fee Revenue[1]	93.3	82.3	17%	182.7	164.7	17%
Property & Facility Management	130.4	100.5	34%	252.9	200.5	33%
Project & Development Services Fee Revenue[1]	17.5	16.2	12%	31.5	31.6	6%
Project & Development Services	33.5	21.4	64%	55.4	41.2	43%
Advisory, Consulting and Other	26.0	25.0	6%	47.6	43.5	13%
Operating Revenue	$214.4	$205.1	8%	$388.1	$372.9	9%

Equity Earnings	0.0	(0.1)	n/m	(0.1)	0.0	n/m
Total Segment Fee Revenue[1]	$214.4	$205.0	8%	$388.0	$372.9	9%
Total Segment Revenue	$267.5	$228.4	21%	$482.1	$418.3	21%

n/m - not meaningful

Asia Pacific Performance Highlights:

•
Fee revenue for the quarter was $214 million, an increase of 8 percent from 2013. Revenue growth was driven by Leasing, up 27 percent, and Property & Facility Management, up 17 percent, compared with the second quarter last year. Growth was led by Greater China geographically, but also was broad-based across the region’s Property & Facility Management platform. Capital Markets & Hotels revenue for the quarter was down 29 percent in local currency, with Australia in particular lower against a strong second quarter in 2013.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $199 million for the quarter, up 7 percent from last year.

•	Operating income was $16 million for the quarter, compared with $13 million in 2013. Operating income margin calculated on a fee revenue basis was 7.4 percent compared with 6.5 percent a year ago.

•	Adjusted EBITDA was $19 million for the quarter, compared with $16 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 8.9 percent, compared with 8.0 percent in 2013.

JLL Reports Second-Quarter 2014 Results - Page 7

LaSalle Investment Management

LaSalle Investment Management Revenue ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in LC	Six Months Ended June 30,		% Change in LC
	2014	2013		2014	2013

Advisory Fees	$60.0	$55.1	6%	$115.8	$111.5	2%
Transaction Fees & Other	4.4	5.2	(15)%	9.0	8.3	11%
Incentive Fees	5.6	1.0	n/m	8.9	1.2	n/m
Operating Revenue	$70.0	$61.3	12%	$133.7	$121.0	9%

Equity Earnings	11.5	9.7	19%	20.3	14.8	36%
Total Segment Revenue	$81.5	$71.0	13%	$154.0	$135.8	12%

n/m - not meaningful

LaSalle Investment Management Performance Highlights:

•
Advisory fees were $60 million for the quarter, compared with $55 million for the second quarter of 2013. Total segment revenue, including transaction fees, incentive fees and equity earnings, was $82 million for the quarter, compared with $71 million last year.

•	Operating expenses were $59 million for the quarter, compared with $51 million in 2013.

•
Operating income was $22 million for the quarter, compared with $20 million in 2013. Operating income margin, which includes equity earnings for LaSalle Investment Management, was 27.3 percent compared with 27.8 percent a year ago.

•	Adjusted EBITDA was $23 million for the quarter, compared with $20 million last year. Adjusted EBITDA margin was 27.9 percent, compared with 28.4 percent in 2013.

•	LaSalle Investment Management raised $1.4 billion of equity commitments during the quarter, bringing year-to-date commitments to $2.3 billion.

•
Assets under management were $50.0 billion as of June 30, 2014, compared with $48.0 billion at March 31, 2014. The net increase in assets under management resulted from $1.7 billion of acquisitions and takeovers, $1.1 billion of dispositions and withdrawals, $1.2 billion of net value increase and $0.2 billion of net increase due to foreign currency movements.

JLL Reports Second-Quarter 2014 Results - Page 8

About JLL
JLL (NYSE: JLL) is a professional services and investment management firm offering specialized real estate services to clients seeking increased value by owning, occupying and investing in real estate. With annual fee revenue of $4.0 billion and gross revenue of $4.5 billion, JLL has more than 200 corporate offices, operates in 75 countries and has a global workforce of approximately 53,000.  On behalf of its clients, the firm provides management and real estate outsourcing services for a property portfolio of 3.0 billion square feet, or 280.0 million square meters, and completed $99.0 billion in sales, acquisitions and finance transactions in 2013. Its investment management business, LaSalle Investment Management, has $50.0 billion of real estate assets under management. JLL is the brand name, and a registered trademark, of Jones Lang LaSalle Incorporated. For further information, visit www.jll.com.

200 East Randolph Drive Chicago Illinois 60601 │ 30 Warwick Street London W1B 5NH │ 9 Raffles Place #39-00 Republic Plaza Singapore 048619

Cautionary Note Regarding Forward-Looking Statements
Statements in this press release regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives and dividend payments of JLL to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and risks to JLL’s business in general, please refer to those factors discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in JLL’s Annual Report on Form 10-K for the year ended December 31, 2013, in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors. Any forward-looking statements speak only as of the date of this release, and except to the extent required by applicable securities laws, JLL expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in JLL’s expectations or results, or any change in events.

JLL Reports Second-Quarter 2014 Results - Page 9

Conference Call
The firm will conduct a conference call with shareholders, analysts and investment professionals on Thursday, July 31 at 6:00 p.m. EDT.
If you would like to participate in the teleconference, please dial into one of the following phone numbers at least five to ten minutes before the start time (the pass code will also be required):

∙	U.S. callers:	+1 877 800 0896
∙	International callers:	+1 706 679 7364
∙	Pass code:	72203372

Webcast
We are also offering a live webcast.  Follow these steps to participate:

1.	You must have a minimum 14.4 Kbps Internet connection

2.	Log on to http://www.visualwebcaster.com/event.asp?id=100018

3.	Download free Windows Media Player software: (link located under registration form)

4.	If you experience problems listening, please call the Webcast Hotline +1 877 863 2113 and provide your Event ID (100018).

Supplemental Information
Supplemental information regarding the second-quarter 2014 earnings call has been posted to the Investor Relations section of the company's website:  www.jll.com.

Conference Call Replay
Available: 9:00 p.m. EDT Thursday, July 31 through 11:59 p.m. EDT Saturday, August 30 at the following numbers:

∙	U.S. callers:	+1 855 859 2056	or + 1 800 585 8367
∙	International callers:	+1 404 537 3406
∙	Pass code:	72203372

Web Audio Replay
Audio replay will be available for download or stream. This information and link is also available on the company’s website:  www.jll.com.
If you have any questions, email JLL’s Investor Relations department at JLLInvestorRelations@am.jll.com.
###

JONES LANG LASALLE INCORPORATED
Consolidated Statements of Operations
For the Three and Six Months Ended June 30, 2014 and 2013
(in thousands, except share data)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,

	2014	2013	2014	2013

Revenue	$1,277,204	$989,383	$2,314,646	$1,845,371

Operating expenses:
Compensation and benefits	761,224	634,600	1,398,563	1,198,320
Operating, administrative and other	396,086	262,185	753,086	512,106
Depreciation and amortization	22,780	20,174	45,191	39,254
Restructuring and acquisition charges [4]	5,458	6,602	41,416	9,770
Total operating expenses	1,185,548	923,561	2,238,256	1,759,450

Operating income [1]	91,656	65,822	76,390	85,921

Interest expense, net of interest income	(7,664)	(9,049)	(14,300)	(16,972)
Equity earnings from real estate ventures	12,491	9,076	21,393	14,558

Income before income taxes and noncontrolling interest [4]	96,483	65,849	83,483	83,507
Provision for (benefit from) income taxes [4]	24,121	16,397	(5,024)	20,794
Net income [4]	72,362	49,452	88,507	62,713

Net income attributable to noncontrolling interest	420	2,921	663	3,027
Net income attributable to the Company	$71,942	$46,531	$87,844	$59,686

Dividends on unvested common stock, net of tax benefit	176	241	176	241
Net income attributable to common shareholders	$71,766	$46,290	$87,668	$59,445

Basic earnings per common share	$1.61	$1.05	$1.97	$1.35

Basic weighted average shares outstanding	44,586,095	44,101,006	44,550,154	44,090,942

Diluted earnings per common share [2]	$1.58	$1.03	$1.94	$1.32

Diluted weighted average shares outstanding	45,278,494	45,141,341	45,220,082	45,091,245

EBITDA [3]	$126,927	$95,072	$142,974	$139,733

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Segment Operating Results
For the Three and Six Months Ended June 30, 2014 and 2013
(in thousands)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,

	2014	2013	2014	2013
REAL ESTATE SERVICES

AMERICAS
Revenue:
Operating revenue	$544,082	$431,492	$991,164	$792,959
Equity earnings	967	73	1,202	291
Total segment revenue	545,049	431,565	992,366	793,250
Gross contract costs[1]	(51,479)	(24,190)	(92,262)	(43,468)
Total segment fee revenue	493,570	407,375	900,104	749,782

Operating expenses:
Compensation, operating and administrative expenses	484,750	384,659	901,759	721,218
Depreciation and amortization	13,531	11,547	26,842	22,000
Total segment operating expenses	498,281	396,206	928,601	743,218
Gross contract costs[1]	(51,479)	(24,190)	(92,262)	(43,468)
Total fee-based segment operating expenses	446,802	372,016	836,339	699,750

Operating income	$46,768	$35,359	$63,765	$50,032

Adjusted EBITDA	$60,299	$46,906	$90,607	$72,032

EMEA
Revenue:
Operating revenue	$395,643	$268,146	$707,525	$513,051
Equity earnings (losses)	—	(536)	—	(536)
Total segment revenue	395,643	267,610	707,525	512,515
Gross contract costs[1]	(86,673)	(33,519)	(164,525)	(67,725)
Total segment fee revenue	308,970	234,091	543,000	444,790

Operating expenses:
Compensation, operating and administrative expenses	365,360	249,497	676,706	491,022
Depreciation and amortization	5,504	5,027	10,948	10,010
Total segment operating expenses	370,864	254,524	687,654	501,032
Gross contract costs[1]	(86,673)	(33,519)	(164,525)	(67,725)
Total fee-based segment operating expenses	284,191	221,005	523,129	433,307

Operating income	$24,779	$13,086	$19,871	$11,483

Adjusted EBITDA	$30,283	$18,113	$30,819	$21,493

	Three Months Ended June 30,		Six Months Ended June 30,

	2014	2013	2014	2013
ASIA PACIFIC
Revenue:
Operating revenue	$267,477	$228,443	$482,182	$418,343
Equity earnings (losses)	4	(124)	(79)	(9)
Total segment revenue	267,481	228,319	482,103	418,334
Gross contract costs[1]	(53,096)	(23,378)	(94,063)	(45,375)
Total segment fee revenue	214,385	204,941	388,040	372,959

Operating expenses:
Compensation, operating and administrative expenses	248,454	211,848	458,759	396,297
Depreciation and amortization	3,257	3,124	6,425	6,252
Total segment operating expenses	251,711	214,972	465,184	402,549
Gross contract costs[1]	(53,096)	(23,378)	(94,063)	(45,375)
Total fee-based segment operating expenses	198,615	191,594	371,121	357,174

Operating income	$15,770	$13,347	$16,919	$15,785

Adjusted EBITDA	$19,027	$16,471	$23,344	$22,037

LASALLE INVESTMENT MANAGEMENT
Revenue:
Operating revenue	$70,002	$61,302	$133,775	$121,018
Equity earnings	11,520	9,663	20,270	14,812
Total segment revenue	81,522	70,965	154,045	135,830

Operating expenses:
Compensation, operating and administrative expenses	58,746	50,781	114,425	101,889
Depreciation and amortization	488	476	976	992
Total segment operating expenses	59,234	51,257	115,401	102,881

Operating income	$22,288	$19,708	$38,644	$32,949

Adjusted EBITDA	$22,776	$20,184	$39,620	$33,941

SEGMENT RECONCILING ITEMS:
Total segment revenue	$1,289,695	$998,459	$2,336,039	$1,859,929
Reclassification of equity earnings	12,491	9,076	21,393	14,558
Total revenue	$1,277,204	$989,383	$2,314,646	$1,845,371

Total operating expenses before restructuring and acquisition charges	1,180,090	916,959	2,196,840	1,749,680
Operating income before restructuring and acquisition charges	$97,114	$72,424	$117,806	$95,691

Restructuring and acquisition charges	5,458	6,602	41,416	9,770
Operating income (loss) after restructuring and acquisition charges	$91,656	$65,822	$76,390	$85,921

Total adjusted EBITDA	$132,385	$101,674	$184,390	$149,503
Restructuring and acquisition charges	5,458	6,602	41,416	9,770
Total EBITDA	$126,927	$95,072	$142,974	$139,733

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Consolidated Balance Sheets
June 30, 2014, December 31, 2013 and June 30, 2013
(in thousands)
	(Unaudited)		(Unaudited)
	June 30,	December 31,	June 30,
	2014	2013	2013
ASSETS
Current assets:
Cash and cash equivalents	$150,708	$152,726	$121,851
Trade receivables, net of allowances	1,195,172	1,237,514	911,425
Notes and other receivables	172,700	94,519	95,543
Warehouse receivables	100,922	—	98,213
Prepaid expenses	75,859	56,491	64,463
Deferred tax assets, net	128,901	130,822	53,257
Other	9,676	52,156	11,719
Total current assets	1,833,938	1,724,228	1,356,471

Property and equipment, net of accumulated depreciation	331,850	295,547	252,247
Goodwill, with indefinite useful lives	1,946,414	1,900,080	1,836,981
Identified intangibles, net of accumulated amortization	44,146	45,579	41,342
Investments in real estate ventures	295,618	287,200	265,202
Long-term receivables	62,412	65,353	76,825
Deferred tax assets, net	69,148	104,654	187,811
Other	192,730	174,712	157,824
Total assets	$4,776,256	$4,597,353	$4,174,703

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$491,598	$528,505	$401,052
Accrued compensation	549,234	810,425	410,032
Short-term borrowings	24,738	24,522	50,724
Deferred tax liabilities, net	11,631	11,274	10,113
Deferred income	111,187	104,410	79,459
Deferred business acquisition obligations	43,595	36,040	75,054
Warehouse facility	100,922	—	98,213
Other	116,610	143,248	112,553
Total current liabilities	1,449,515	1,658,424	1,237,200

Noncurrent liabilities:
Credit facility	410,000	155,000	479,000
Long-term senior notes	275,000	275,000	275,000
Deferred tax liabilities, net	18,029	18,029	3,106
Deferred compensation	105,743	103,199	89,370
Deferred business acquisition obligations	69,161	99,196	75,550
Minority shareholder redemption liability	10,657	20,667	19,838
Other	97,474	77,029	62,336
Total liabilities	2,435,579	2,406,544	2,241,400

	(Unaudited)		(Unaudited)
	June 30,	December 31,	June 30,
	2014	2013	2013
Redeemable noncontrolling interest	13,725	—	—

Company shareholders' equity:
Common stock, $.01 par value per share,100,000,000 shares authorized; 44,621,117, 44,447,958,and 44,119,690 shares issued and outstanding as of June 30, 2014, December 31, 2013 and June 30, 2013, respectively	446	444	441
Additional paid-in capital	957,763	945,512	945,675
Retained earnings	1,344,318	1,266,967	1,066,794
Shares held in trust	(6,250)	(8,052)	(7,558)
Accumulated other comprehensive income	13,750	(25,202)	(78,807)
Total Company shareholders' equity	2,310,027	2,179,669	1,926,545

Noncontrolling interest	16,925	11,140	6,758
Total equity	2,326,952	2,190,809	1,933,303

Total liabilities and equity	$4,776,256	$4,597,353	$4,174,703

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Summarized Consolidated Statements of Cash Flows
For the Six Months June 30, 2014 and 2013
(in thousands)

	Six Months Ended
	June 30,
	2014	2013

Cash used in operating activities	$(146,405)	$(244,558)

Cash used in investing activities	(83,865)	(62,761)

Cash provided by financing activities	228,252	277,011

Net decrease in cash and cash equivalents	$(2,018)	$(30,308)

Cash and cash equivalents, beginning of period	152,726	152,159

Cash and cash equivalents, end of period	$150,708	$121,851

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Financial Statement Notes

1. Consistent with U.S. GAAP (“GAAP”), gross contract vendor and subcontractor costs (“gross contract costs”) which are managed on certain client assignments in the Property & Facility Management and Project & Development Services business lines are presented on a gross basis in both revenue and operating expenses. Gross contract costs are excluded from revenue and operating expenses in determining “fee revenue” and “fee-based operating expenses,” respectively. Excluding these costs from revenue and operating expenses more accurately reflects how the firm manages its expense base and its operating margins.

Adjusted operating income excludes the impact of restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition. “Adjusted operating income margin” is calculated by dividing adjusted operating income by fee revenue. Below are reconciliations of revenue and operating expenses to fee revenue and fee-based operating expenses, as well as adjusted operating income margin calculations, for the three and six months ended June 30, 2014, and 2013.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ in millions)	2014	2013	2014	2013

Revenue	$1,277.2	$989.4	$2,314.6	$1,845.4
Gross contract costs	(191.2)	(81.1)	(350.9)	(156.6)
Fee revenue	$1,086.0	$908.3	$1,963.7	$1,688.8

Operating expenses	$1,185.5	$923.6	$2,238.2	$1,759.5
Gross contract costs	(191.2)	(81.1)	(350.9)	(156.6)
Fee-based operating expenses	$994.3	$842.5	$1,887.3	$1,602.9

Operating income	$91.7	$65.8	$76.4	$85.9

Add:
Restructuring and acquisition charges*	5.5	6.6	41.4	9.8
King Sturge intangible amortization	0.6	0.6	1.1	1.1
Adjusted operating income	$97.8	$73.0	$118.9	$96.8

Adjusted operating income margin	9.0%	8.0%	6.1%	5.7%
*See note 4 for more information on restructuring and acquisition charges

2. Charges excluded from GAAP net income attributable to common shareholders to arrive at adjusted net income for the three and six months ended June 30, 2014, and 2013 are (a) net restructuring and acquisition charges and (b) net intangible amortization related to the 2011 King Sturge acquisition. Below are reconciliations of GAAP net income attributable to common shareholders to adjusted net income and calculations of earnings per share for each net income total:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ in millions, except per share data)	2014	2013	2014	2013

GAAP net income attributable to common shareholders	$71.8	$46.3	$87.7	$59.4
Shares (in 000s)	45,278	45,141	45,220	45,091
GAAP diluted earnings per share	$1.58	$1.03	$1.94	$1.32

GAAP net income attributable to common shareholders	$71.8	$46.3	$87.7	$59.4
Restructuring and acquisition charges, net*	4.1	5.0	5.2	7.4
King Sturge intangible amortization, net	0.4	0.4	0.9	0.8
Adjusted net income	$76.3	$51.7	$93.8	$67.6

Shares (in 000s)	45,278	45,141	45,220	45,091

Adjusted diluted earnings per share	$1.68	$1.15	$2.07	$1.50
*See note 4 for more information on restructuring and acquisition charges

3. Adjusted EBITDA represents earnings before interest expense net of interest income, income taxes, depreciation and amortization, adjusted for restructuring and acquisition charges. Although adjusted EBITDA and EBITDA are non-GAAP financial measures, they are used extensively by management and are useful to investors and lenders as metrics for evaluating operating performance and liquidity. EBITDA is used in the calculations of certain covenants related to the firm’s revolving credit facility. However, adjusted EBITDA and EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Because adjusted EBITDA and EBITDA are not calculated under GAAP, the firm’s adjusted EBITDA and EBITDA may not be comparable to similarly titled measures used by other companies.

Below is a reconciliation of net income to EBITDA and adjusted EBITDA:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ in millions)	2014	2013	2014	2013

GAAP net income	$72.4	$49.5	$88.5	$62.7
Add:
Interest expense, net of interest income	7.7	9.0	14.3	17.0
Provision for (benefit from) income taxes	24.1	16.4	(5.0)	20.8
Depreciation and amortization	22.8	20.2	45.2	39.2

EBITDA	$127.0	$95.1	$143.0	$139.7
Add:
Restructuring and acquisition charges	5.5	6.6	41.4	9.8
Adjusted EBITDA	$132.5	$101.7	$184.4	$149.5

4. Restructuring and acquisition charges are excluded from segment operating results, although they are included for consolidated reporting. For purposes of segment operating results, the allocation of restructuring charges to the segments has been determined not to be meaningful to investors, so the performance of segment results has been evaluated without allocation of these charges.
Restructuring and acquisition charges of $41 million for the six months ended June 30, 2014 include $35 million related to the first quarter write-off of an indemnification asset which arose from prior period acquisition activity. This write-off was offset by the recognition of a tax benefit of an equal amount in the provision for income taxes, and therefore has no impact on net income.

	Three Months Ended			Six Months Ended
	June 30, 2014			June 30, 2014
($ in millions)	GAAP	Adjusting Item	Adjusted	GAAP	Adjusting Item	Adjusted

Income before income taxes and noncontrolling interest	$96.5	$—	$96.5	$83.5	$34.5	$118.0
Provision for (benefit from) income taxes	24.1	—	24.1	(5.0)	34.5	29.5
Net income	$72.4		$72.4	$88.5		$88.5
Excluding the impact of this item, the adjusted provision for income taxes of $29.5 million for the six months ended June 30, 2014, reflects a 25 percent effective rate on adjusted income before income taxes of $118.0 million for the six months ended June 30, 2014. The effective tax rate on income before income taxes for the three months ended June 30, 2014 is also 25 percent.

5. Intangible amortization from the second-quarter 2011 King Sturge acquisition is included in depreciation and amortization in the firm’s consolidated results, as well as in EMEA’s segment results, but has been excluded from adjusted operating income and adjusted net income.

6. Each geographic region offers the firm’s full range of Real Estate Services businesses consisting primarily of tenant representation and agency leasing; capital markets; property management and facilities management; project and development services; and advisory, consulting and valuations services. The Investment Management segment provides investment management services to institutional investors and high-net-worth individuals.

7. The consolidated statements of cash flows are presented in summarized form. For complete consolidated statements of cash flows, please refer to the firm’s Annual Report on Form 10-Q for the quarter ended June 30, 2014, to be filed with the Securities and Exchange Commission shortly.

8. EMEA refers to Europe, Middle East and Africa. MENA refers to Middle East and North Africa. Greater China includes China, Hong Kong, Macau and Taiwan. Southeast Asia refers to Singapore, Indonesia, Philippines, Thailand and Vietnam. The BRIC countries include Brazil, Russia, India and China.

9. Certain prior year amounts have been reclassified to conform to the current presentation.